EXHIBIT 10.3

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT
BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY
TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED ***
CONFIDENTIAL

AMENDMENT NO. 3 TO AMENDED AND RESTATED DEVELOPMENT AND
COMMERCIALIZATION AGREEMENT

This Amendment No. 3 to the Amended and Restated Development and Commercialization Agreement ("Amendment") is dated as of March 20, 2024 ("Effective Date"), by and between Insulet Corporation ("Insulet") and Abbott Diabetes Care Inc. ("ADC").

WHEREAS, Insulet and ADC are parties to that certain Amended and Restated Development and Commercialization Agreement dated as of September 13, 2021, as amended by Amendment No.1 through Amendment No.2 (the "Agreement"); and
WHEREAS, Insulet and ADC wish to amend the Agreement as set forth herein, effective as of the Effective Date.
NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
2.The following definitions will be added to Article I:
1.41A "FreeStyle Libre 2 Plus Sensor" means ***.
1.44A ***
3.The definition in Section 1.5 is hereby deleted and replaced with the following:

“ADC Sensor” means a FreeStyle Libre 2 Sensor, FreeStyle Libre 3 Sensor, FreeStyle Libre 2 Plus Sensor, ***.

4.The definition in Section 1.18 is hereby deleted and replaced with the following:

“CGM Data” means all data generated by (a) ***, (b) the *** or ***, or (c) any *** but in each case of (a), (b), and (c) only when they are combined with or used as part of the AID System. "CGM Data" shall include: (i) *** information (***), (ii) *** information (***) and (iii) *** information (***).

5.The definitions set forth in Sections 1.40, 1.42, and 1.43 are hereby deleted and replaced with the following:
1.40 “FreeStyle Libre App” means ***.

CONFIDENTIAL
1.42 "FreeStyle Libre 3 Documentation" means *** which include (i) *** (ii) ***, and (iii) ***.
1.43 "FreeStyle Libre 3 Security Credentials" means the security credentials provided by or on behalf of ADC to Insulet and its Affiliate including *** to enable secure communication with the FreeStyle Libre 3 ***.
6.The definition of "Raw Data" and Sections 1.3, 3.3(b), and 8.2(f) are hereby amended to add "or FreeStyle Libre 2 Plus Sensor" after "FreeStyle Libre 2 Sensor".
7.Sections 1.43 and 3.3(b) are hereby amended to add ***.
8.Sections 3.2(f) is hereby amended to add "and FreeStyle Libre 2 Plus Sensor" ***.
9.Section 7.1 is hereby amended to replace "FreeStyle Libre 2 Sensor or FreeStyle Libre 3 Sensor" with "FreeStyle Libre 2 Sensor, FreeStyle Libre 3 Sensor, FreeStyle Libre 2 Plus Sensor ***.
10.Section 3.1(b) is hereby deleted and replaced with the following:
"The Parties agreed upon a development plan covering each Party's responsibilities in developing the AID System pursuant to the Original Agreement (the "Original Development Plan"). The Original Development Plan was further amended to cover the addition of the FreeStyle Libre 3 Sensor pursuant to the Agreement (the "Updated Development Plan"). The Parties shall present to the JSC an updated Development Plan to cover the further addition of the FreeStyle Libre 2 Plus Sensor ***.
11.Section 3.2(e) is hereby deleted and replaced with the following:
(e) "Insulet shall use Commercially Reasonable Efforts to enable the AID System to *** for the CGM System utilizing *** collected *** (i) from the *** and once it has enabled *** in the ***, then it shall enable them in the *** and (ii) each subsequent *** included in, and in accordance with, an updated Development Plan approved by the JSC.
12.Section 3.2 is hereby amended to add the following subsections:
“(g) In accordance with the Development Plan, Insulet shall enable *** to access *** from the AID System. Once Insulet has enabled such access to the ***, then it shall enable access to the ***.
“ (h) If mutually agreed upon, and in accordance with the Development Plan, if Insulet enables a specific feature within *** to be ***, once it has enabled ***, then it shall enable users to ***, and then with each subsequent ADC Sensor included in an approved Development Plan."
13.Section 3.10 is hereby amended to add ", FreeStyle Libre 2 Plus Sensor, ***.
14.No Other Amendments. Except as modified herein, all other terms of the Agreement and SOW shall remain in full force and effect.

CONFIDENTIAL
15.Conflicts. In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.
16.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

CONFIDENTIAL
IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Insulet and ADC on the date first set forth above.

ABBOTT DIABETES CARE INC.
By: /s/ Jared Watkin
Name: Jared Watkin
Title: EVP Diabetes Care
Date: 21 March 2024

INSULET CORPORATION
By: /s/ Adam Cate
Name: Adam Cate
Title: GVP, Omnipod 5 Franchise Head
Date: 3/22/2024

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